First Citizens BancShares Second Quarter 2021 Earnings Conference Call August 3, 2021 Exhibit 99.2

® 2 Important Notices Forward Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of First Citizens BancShares, Inc. ("BancShares"). Words such as “anticipates,” “believes,” “estimates,” “expects,” “predicts,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will,” “potential,” “continue” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on BancShares’ current expectations and assumptions regarding BancShares’ business, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other risk factors that are difficult to predict. Many possible events or factors could affect BancShares’ future financial results and performance and could cause the actual results, performance or achievements of BancShares to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, the impacts of the global COVID-19 pandemic on BancShares’ business and customers, the financial success or changing conditions or strategies of BancShares’ customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel, the delay in closing (or failure to close) one or more of BancShares’ previously announced acquisition transaction(s), the failure to realize the anticipated benefits of BancShares’ previously announced acquisition transaction(s), and general competitive, economic, political, and market conditions, as well as risks related to the proposed transaction with CIT Group Inc. ("CIT") including, in addition to those described above and among others, (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed transaction may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where BancShares and CIT do business, (2) disruption to BancShares’ and CIT’s businesses as a result of the pendency of the proposed transaction and diversion of management’s attention from ongoing business operations and opportunities, (3) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement, (4) the risk that the integration of BancShares’ and CIT’s operations will be materially delayed or will be more costly or difficult than expected or that BancShares and CIT are otherwise unable to successfully integrate their businesses, (5) the outcome of any legal proceedings that may be or have been instituted against BancShares and/or CIT, (6) the failure to obtain required governmental approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction), (7) reputational risk and potential adverse reactions of BancShares’ and/or CIT’s customers, suppliers, employees or other business partners, including those resulting from the completion of the proposed transaction, (8) the failure of any of the closing conditions in the definitive merger agreement to be satisfied on a timely basis or at all, (9) delays in closing the proposed transaction, (10) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (11) the dilution caused by BancShares’ issuance of additional shares of its capital stock in connection with the proposed transaction, (12) other factors that may affect future results of BancShares and CIT including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, and (13) the impact of the global COVID-19 pandemic on CIT’s business, the parties’ ability to complete the proposed transaction and/or any of the other foregoing risks. Except to the extent required by applicable laws or regulations, BancShares disclaims any obligation to update forward-looking statements or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding BancShares and factors which could affect the forward-looking statements contained herein can be found in BancShares’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and its other filings with the Securities and Exchange Commission. Non-GAAP Measures Certain measures included in this presentation are "non-GAAP", meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to BancShares. BancShares believes that non-GAAP financial measures, when reviewed in conjunction with GAAP financial information, can provide transparency about or an alternative means of assessing, its operating results and financial position to its investors, analysts and management. The non-GAAP measures presented in this presentation are listed, and are reconciled to the most comparable GAAP measure, in the non-GAAP reconciliation table(s) appearing in the Appendix.

® 2Q21 vs. 1Q21 ▪ Net income available to common shareholders totaled $148.2 million, or $15.09 per share, in 2Q21 compared to $142.7 million, or $14.53 per share in 1Q21. ▪ Pre-provision net revenue decreased $1.4 million primarily due to an increase in noninterest expense associated with annual merit increases and a decline in noninterest income, partially offset by an increase in net interest income driven by higher investment portfolio balance and yield. ▪ Continued strong credit performance, low net charge-offs, and improvement in macroeconomic factors led to an increase in benefit from provision for credit losses. 2Q21 included a $21.6 million reserve release compared to a $13.7 million reserve release in 1Q21. 2Q21 vs. 2Q20 ▪ Net income available to common shareholders totaled $148.2 million, or $15.09 per share, in 2Q21 compared to $149.0 million, or $14.74 per share, in 2Q20. ▪ Pre-provision net revenue decreased $32.2 million primarily due to a $52.9 million decline in fair market value adjustments on marketable equity securities, partially offset by lower rates paid on interest-bearing deposits and an increase in interest and fee income on SBA-PPP loans. ▪ Continued strong credit performance, low net charge-offs, and improvement in macroeconomic factors led to a $40.2 million decline in provision for credit losses. 2Q21 included a $21.6 million reserve release compared to a $14.6 million reserve build related to uncertainties surrounding COVID-19 in 2Q20. ▪ The effective tax rate for 2Q20 was favorably impacted by an allowable alternative for computing the 2020 federal income tax liability related to certain FDIC-assisted acquisitions completed in prior years. Increase (Decrease) 1Q21 2Q20 $ in thousands 2Q21 1Q21 2Q20 $ % $ % Net interest income $ 346,393 $ 339,652 $ 337,394 $ 6,741 2.0% $ 8,999 2.7 % Noninterest income 134,150 136,649 165,402 (2,499) (1.8) (31,252) (18.9) Noninterest expense 301,578 295,926 291,679 5,652 1.9 9,899 3.4 Pre-provision net revenue(1) 178,965 180,375 211,117 (1,410) (0.8) (32,152) (15.2) Provision for credit losses (19,603) (10,974) 20,552 (8,629) 78.6 (40,155) (195.4) Income before income taxes 198,568 191,349 190,565 7,219 3.8 8,003 4.2 Income taxes 45,780 44,033 36,779 1,747 4.0 9,001 24.5 Net income 152,788 147,316 153,786 5,472 3.7 (998) (0.6) Preferred dividends 4,636 4,636 4,790 — — (154) (3.2) Net income available to common shareholders $ 148,152 $ 142,680 $ 148,996 $ 5,472 3.8% $ (844) (0.6) % 3 Highlights (1) Net charge-off ratio shown net of SBA-PPP loans that are guaranteed by the SBA. • Lower PCD interest income of $9.3 million. ◦ + $15.2 million wealth income ◦ +$0.8 million insurance commissions ◦ + $6.7 million cardholder services income ◦ -$6.2 million merchant services income ◦ -$0.2 million ATM income Earnings Highlights 2Q21 vs. 1Q21 ▪ Net interest income includes $30.9 million and $42.2 million of SBA-PPP interest and fee income in 1Q21 and 4Q20, respectively. ▪ Noninterest income was favorably impacted by a $4.6 million increase in wealth management services, a $2.8 million increase in merchant services, and a $1.5 million increase in mortgage income. ▪ The effective tax rate for 4Q20 was favorably impacted by an allowable alternative for computing the 2020 federal income tax liability related to prior FDIC-assisted acquisitions. ▪ Earnings per share totaled $15.09 in 2Q21 compared to $14.53 in 1Q21. 2Q21 vs. 2Q20 ▪ Net interest income includes $30.9 million of SBA-PPP interest and fee income in 1Q21. Without SBA-PPP interest and fee income, net interest income declined driven by the low interest rate environment. ▪ Provision for credit loss decreased primarily due to improved macroeconomic factors. Additionally, 1Q20 included $21.5 million in reserve build related to uncertainty surrounding COVID-19. ▪ Noninterest income was favorably impacted by a $67.4 million increase in fair value adjustments on equity securities, a $7.8 million increase in mortgage income, and a $5.8 million increase in wealth management services, partially offset by a $10.6 millio decrease in gain on sale of AFS securities. ▪ Earnings per share totaled $15.09 in 2Q21 compared to $14.74 in 2Q20. FOR BOARD DECK Key Financial Ratios & Metrics 2Q21 1Q21 2Q20 Earnings per share $ 15.09 $ 14.53 $ 14.74 Return on average assets 1.13% 1.16% 1.36 % Return on average equity 14.64 14.70 16.43 Net interest margin 2.68 2.80 3.14 Efficiency ratio 64.61 63.35 66.75 Net charge-off ratio (1) 0.03 0.04 0.10 Effective tax rate 23.06 23.01 19.30 Key Financial Ratios & Metrics 2Q21 1Q21 2Q20 Earnings per share $ 15.09 $ 14.53 $ 14.74 Return on average assets 1.13% 1.16% 1.36 % Return on average equity 14.64 14.70 16.43 Return on average tangible common equity (1) 16.14 16.28 18.40 Net interest margin 2.68 2.80 3.14 Efficiency ratio (1) 64.61 63.35 66.75 Net charge-off ratio (1) (2) 0.03 0.04 0.10 Effective tax rate 23.06 23.01 19.30 (1) This is a Non-GAAP measure. For a reconciliation of this measure to the most directly comparable GAAP measure, please see the Appendix. (2) Net charge-off ratio shown net of SBA-PPP loans that are guaranteed by the SBA.

® 2Q21 vs. 1Q21 ▪ Net interest income(1) increased $6.8 million, or by 2.0%. ▪ Increase primarily due to higher investment portfolio balance and yield. ▪ Net interest margin(1) decreased 12 bps to 2.68%. See next page for a rollforward of net interest margin. 2Q21 vs. 2Q20 ▪ Net interest income(1) increased $9.1 million, or by 2.7%. ▪ Increase primarily due to lower rates paid on interest-bearing deposits, an increase in interest and fee income on SBA-PPP loans, and organic loan growth, partially offset by a decrease in the yield on interest-earning assets. ▪ Net interest margin(1) decreased 46 bps to 2.68%. See next page for a rollforward of net interest margin. Quarterly Net Interest Income and Margin Trends Change vs. 2Q21 1Q21 2Q20 1Q21 2Q20 Avg. Balance Yield/ Rate Avg. Balance Yield/ Rate Avg. Balance Yield/ Rate Yield/ Rate Yield/ Rate Loans and leases $ 33,166,049 3.89% $ 33,086,656 3.92% $ 31,635,958 4.10% (0.03) % (0.21) % Investment securities 10,534,348 1.35 9,757,650 1.27 8,928,467 1.64 0.08 (0.29) Overnight investments 7,819,287 0.11 5,870,973 0.10 2,231,356 0.10 0.01 0.01 Total interest-earning assets $ 51,519,684 2.80% $ 48,715,279 2.93% $ 42,795,781 3.38% (0.13) % (0.58) % Interest-bearing deposits 27,004,114 0.13% 26,021,713 0.14% 22,426,564 0.32% (0.01) % (0.19) % Securities sold under customer repurchase agreements 677,451 0.21 641,236 0.21 659,244 0.24 — (0.03) Other short-term borrowings — — — — 45,549 2.16 — (2.16) Long-term borrowings 1,227,755 2.12 1,235,576 2.12 1,275,928 2.26 — (0.14) Total interest-bearing liabilities $ 28,909,320 0.21% $ 27,898,525 0.23% $ 24,407,285 0.42% (0.02) % (0.21) % 4 ▪ Net interest margin decreased 12 bps from 2.80% to 2.68%. Core net interest margin decreased 12 bps from 2.62% to 2.50%. The largest impacts were lower yields on interest earning assets and increased debt volume, partially offset by increased PCD portfolio income. ▪ Yield on Non-PCD loans and leases decreased 6 bps from 3.84% to 3.78% primarily due to lower yields on commercial and business loans (-7 bps), residential (-7 bps), equity lines (-4 bps), leases (-2 bps), and the remaining loan categories (-4 bps), partially offset by yields on acquired* loans and leases (+19 bps). ▪ Yield on investments increased 8 bps from 1.27% to 1.35%. ▪ Yield on interest earning assets decreased 13 bp from 2.93% to 2.80%. ▪ Rate on interest bearing liabilities decreased (2) bps from 0.23% to 0.21% primarily due to deposits from acquired* banks (+6 bps) and borrowings (+4 bps), partially offset by time deposit rate decreases (-5 bps) and money market rate decreases (-1 bps). Rate/Volume Analysis ($ in thousands) Highlights $337,965 $354,256 $359,370 $340,271 $347,035 $323,524 $339,260 $347,651 $329,407 $334,238 $14,441 $14,996 $11,719 $10,864 $12,797 3.14% 3.06% 3.02% 2.80% 2.68% NII (excl. PCD) PCD NII NIM 2Q20 3Q20 4Q20 1Q21 2Q21 $200,000 $300,000 $400,000 $500,000 0.00% 1.00% 2.00% 3.00% 4.00% Net Interest Income & Margin (1) 1Q21 NIM 2Q20 NIM 2.80% 3.14 % Core: Loan yield (0.03) % (0.22) % Investment yield 0.02% (0.06) % Overnight investment yield — % Debt volume — % 0.02 % Deposit costs 0.01% 0.11 % Earning asset mix (0.13) % PCD/Other: PCD portfolio income 0.03% 0.02 % SBA-PPP yield (0.02) % 0.07% 2Q21 NIM 2.68% 2.68% (1) Taxable-equivalent (TE) net interest income, TE yields and TE net interest margin presented above.

® Net Interest Margin Rollforward - Drivers of Margin Compression 5 ▪ Net interest margin decreased 12 bps from 2.80% to 2.68%. Core net interest margin decreased 12 bps from 2.62% to 2.50%. The largest impacts were lower yields on interest earning assets and increased debt volume, partially offset by increased PCD portfolio income. ▪ Yield on Non-PCD loans and leases decreased 6 bps from 3.84% to 3.78% primarily due to lower yields on commercial and business loans (-7 bps), residential (-7 bps), equity lines (-4 bps), leases (-2 bps), and the remaining loan categories (-4 bps), partially offset by yields on acquired* loans and leases (+19 bps). ▪ Yield on investments increased 8 bps from 1.27% to 1.35%. ▪ Yield on interest earning assets decreased 13 bp from 2.93% to 2.80%. ▪ Rate on interest bearing liabilities decreased (2) bps from 0.23% to 0.21% primarily due to deposits from acquired* banks (+6 bps) and borrowings (+4 bps), partially offset by time deposit rate decreases (-5 bps) and money market rate decreases (-1 bps). Highlights 1Q21 NIM 2Q20 NIM 2.80% 3.14 % Core: Loan yield (0.03) % (0.22) % Investment yield 0.02% (0.06) % Overnight investment yield — % Debt volume — % 0.02 % Deposit costs 0.01% 0.11 % Earning asset mix (0.13) % PCD/Other: PCD portfolio income 0.03% 0.02 % SBA-PPP yield (0.02) % 0.07% 2Q21 NIM 2.68% 2.68% 1Q21 to 2Q21 2.80% (13) bps (2) bps +1 bps +2 bps 2.68% 1Q21 Earning Asset Mix SBA-PPP Deposit Cost Investment Yield 2Q21 2Q20 to 2Q21 3.14% (40) bps (20) bps (6) bps +2 bps +7 bps +11 bps 2.68% 2Q20 Earning Asset Mix Loan Yield Investment Yield Debt Rate/Mix SBA-PPP Deposit Cost 2Q21 2Q21 vs. 1Q21 ▪ 12 bps decline comprised of: ▪ ~ (13) bps related to earning asset mix; ▪ ~ (2) bps related to SBA-PPP; partially offset by: ▪ ~ 1 bps related to lower deposit cost; ▪ ~ 2 bps related to investment yield. 2Q21 vs. 2Q20 ▪ 46 bps decline comprised of: ▪ ~ (40) bps related to earning asset mix; ▪ ~ (20) bps related to loan yield; ▪ ~ (6) bps related to investment yield; partially offset by: ▪ ~ 2 bps related to the debt rate/mix; ▪ ~ 7 bps related to SBA-PPP; ▪ ~ 11 bps related to lower deposit cost. NIM Rollforwards

® 2Q21 vs. 1Q21 Noninterest income decreased by $2.5 million primarily due to the following: ▪ $7.1 million decrease in mortgage income driven by a $3.1 million MSR recapture in 1Q21, a $1.8 million MSR impairment in 2Q21, and a decline in gain on sale driven by interest rate movements; partially offset by: ▪ $2.5 million increase in cardholder services income, net; ▪ $2.3 million increase in other income (non-core) driven by a $6.6 million increase in realized gains on AFS securities, partially offset by a $4.4 million decline in fair market value adjustments on marketable equity securities. 2Q21 vs. 2Q20 Noninterest income decreased by $31.3 million primarily due to the following: ▪ $50.8 million decrease in other income (non-core) driven by a $52.9 million decline in fair market value adjustments on marketable equity securities, partially offset by a $2.1 million increase in realized gains on AFS securities; ▪ $3.9 million decrease in mortgage income driven by a decline in gain on sale attributable to interest rate movements; partially offset by: ▪ $9.4 million increase in wealth management services driven by increases in annuity fees, assets under management, and advisory and transaction fees; ▪ $4.9 million increase in cardholder services income, net; ▪ $4.4 million increase in service charges on deposits; ▪ $3.2 million increase in merchant services income, net. Noninterest Income Trends Excluding Non-Core Activity(1) ($ in 000) Noninterest Income Summary ($ in millions) Highlights 6 $165 $121 $127 $137 $134 $78 $19 $24 $25 $27 $14 $15 $16 $16 $16 $10 $13 $11 $13 $6 $5 $7 $6 $9 $9 $18 $20 $19 $20 $22 $18 $21 $23 $22 $22 $22 $26 $28 $32 $32 Other income (non-core) Other income (core) Mortgage Merchant services (net) Cardholder services (net) Service charges on deposits Wealth management services 2Q20 3Q20 4Q20 1Q21 2Q21 Core: $87 Core: $102 Core: $103 Core: $112 Core: $107 (1) Noninterest income category totals might not foot due to rounding. (1) Other income (non-core) includes fair value adjustments on marketable equity securities, realized gains (losses) on AFS securities, and gains (losses) on extinguishment of debt. This is a Non-GAAP measure. For a reconciliation of this measure to the most directly comparable GAAP measure, please see the Appendix. Noninterest income category totals might not foot due to rounding. (1) Other income (non-core) includes fair value adjustments on marketable equity securities, realized gains (losses) on AFS securities, and gains (losses) on extinguishment of debt.

® Noninterest Income Trends Excluding Non-Core Activity(1) ($ in 000) Noninterest Expense Summary ($ in millions) Highlights 7 $292 $292 $305 $296 $302 $177 $179 $182 $184 $189 $58 $57 $61 $59 $57 $49 $49 $53 $43 $47 $8 $7 $9 $10 $9 Personnel Occupancy & equipment Other expenses (core) Other expenses (non-core) 2Q20 3Q20 4Q20 1Q21 2Q21 Core: $284 Core: $285 Core: $296 Core: $286 Core: $293 2Q20 3Q20 4Q20 1Q21 2Q21 Efficiency Ratio 66.75% 62.44% 64.28% 63.35% 64.61 % Efficiency Ratio Trending (2) (1) (2) 2Q21 vs. 1Q21 Noninterest expense increased by $5.7 million primarily due to the following: ▪ $5.4 million increase in personnel expense driven by annual merit increases and an increase in payroll incentives. 2Q21 vs. 2Q20 Noninterest expense increased by $9.9 million primarily due to the following: ▪ $11.9 million increase in personnel expense driven by an increase in payroll incentives and driven by higher health insurance claims. Efficiency ratio was 64.61% in 2Q21, down from 66.75% in 2Q20. The decrease was due to higher core noninterest income and lower rates paid on interest-bearing deposits and an increase in interest and fee income on SBA-PPP loans, partially offset by higher core noninterest expense. Noninterest expense category totals might not foot due to rounding. (1) Other expenses (non-core) include merger-related expenses and intangible amortization. Noninterest expense category totals might not foot due to rounding. (1) Other expenses (non-core) include merger-related expense and intangible amortization. (2) This is a Non-GAAP measure. For a reconciliation of this measure to the most directly comparable GAAP measure, please see the Appendix.

® Highlights 8 Balance Sheet Highlights & Key Financial Ratios $ in millions Change vs. 2Q21 1Q21 2Q20 1Q21 2Q20 Assets Cash and due from banks $ 395 $ 410 $ 389 $ (15) $ 6 Overnight investments 7,871 7,589 3,108 282 4,763 Investment securities 10,894 10,222 9,508 672 1,386 Assets held for sale 108 129 108 (21) — Non-PCD loans 32,293 32,748 31,888 (455) 405 PCD loans 397 433 530 (36) (133) Loans and leases 32,690 33,181 32,418 (491) 272 Less: Allowance for credit losses (189) (211) (222) 22 33 Net loans and leases 32,501 32,970 32,196 (469) 305 Other assets 3,406 2,589 2,557 817 849 Total assets $ 55,175 $ 53,909 $ 47,866 $ 1,266 $ 7,309 Liabilities and shareholders' equity Noninterest-bearing deposits $ 20,974 $ 20,515 $ 18,149 $ 459 $ 2,825 Interest-bearing deposits 27,437 26,816 23,330 621 4,107 Total deposits 48,411 47,331 41,479 1,080 6,932 Other liabilities 2,288 2,256 2,396 32 (108) Shareholders' equity 4,476 4,322 3,991 154 485 Total liabilities and shareholders' equity $ 55,175 $ 53,909 $ 47,866 $ 1,266 $ 7,309 Key Financial Ratios: Book value per share (1) $ 421.39 $ 405.59 $ 367.57 $ 15.80 $ 53.82 Tangible book value per share (1) 383.19 367.07 328.44 16.12 54.75 Loan to deposit ratio 67.53% 70.10% 78.16% (2.57) % (10.63) % ACL to total loans and leases: PCD 4.73 5.30 5.07 (0.57) (0.34) Non-PCD (1) (2) 0.56 0.63 0.68 (0.07) (0.12) Total (1) (2) 0.61 0.69 0.76 (0.08) (0.15) Noninterest bearing deposits to total deposits 43.33 43.34 43.76 (0.01) (0.43) (1) Allowance ratio excludes SBA-PPP loans in the denominator. 2Q21 vs 1Q21 ▪ Loans decreased $491 million, or by 5.9% on an annualized basis primarily due to a $1.1 billion net decrease in SBA-PPP loans as forgiveness payments outpaced fundings, partially offset by $581 million in organic growth (7.0% annualized growth since 1Q21). ▪ Deposits increased $1.1 billion, or by 9.2% on an annualized basis driven primarily by organic growth. 2Q21 vs 2Q20 ▪ Overnight investments and investment securities increased by $4.8 billion and $1.4 billion, respectively, funded primarily by deposit growth. New investment purchases were primarily in MBS and CMO investments. ▪ Loans increased $272 million, or by 0.8% primarily due to $1.7 billion in organic growth (5.1% YoY growth), partially offset by a $1.4 billion net decrease in SBA-PPP loans as forgiveness payments outpaced fundings. ▪ Deposits increased $6.9 billion, or by 16.7% driven by organic growth and the effects of government stimulus. • $5.6 billion in organic growth primarily driven by increases of $1.5 billion in demand deposits, $2.3 billion in checking with interest accounts, $1.5 billion in money market accounts and $0.9 billion in savings accounts, partially offset by a decrease of $656 million in time deposits. ▪ Other liabilities decreased $108 million primarily due to unsettled investment purchases that resulted in an outstanding payable of $662 million in February 2020, a decrease in FHLB borrowings of $11 million, and a decrease in the FDIC clawback liability of $15 million, partially offset by net proceeds from subordinated debentures issued in March 2020 of $346 million and growth in customer repurchase agreements of $(48) million.-3 for intra quarter months: 2Q21 vs 1Q21 ▪ Overnight investments and investment securities increased $0.3 billion and $672 million, respectively, funded primarily by growth in demand deposits. New investments consist primarily of MBS's and CMO's. ▪ Loans decreased $491 million, or by 3.0% annualized, primarily due to $1.7 billion in SBA-PPP loans and $0.6 billion in organic growth (3.5% annualized). ▪ Deposits increased $1.1 billion, or by 23.1% annualized, driven by $5.0 billion in organic growth (21.2% annualized) and $0.0 billion in estimated SBA-PPP deposits. ▪ The ratio of noninterest bearing deposits to total deposits increased by (0.01)% driven by a $5.2 billion increase in noninterest bearing commercial checking balances. (1) Loan to deposit ratio excluding PPP loans and deposit balances would be 65.78%. for quarter end months: 2Q21 vs 1Q21 ▪ Overnight investments increased $282 million, funded primarily by growth in demand deposits. ▪ Loans decreased $491 million, or by 5.9% annualized, primarily due to $1,071 million in SBA-PPP loan forgiveness, partially offset by $580 million in organic growth (7.0% annualized). The $580 million in organic growth was driven by growth in owner-occupied commercial real estate loans. ▪ Deposits increased $1.1 billion, or by 9.2% annualized, driven by growth in checking with interest accounts of $0.6 billion. (1) Loan to deposit ratio excluding SBA-PPP loans and deposit balances would be 65.78% and 72.60% for 4Q20 and 3Q20, respectively. (1) This is a Non-GAAP measure. For a reconciliation of this measure to the most directly comparable GAAP measure, please see the appendix. (2) Allowance ratio shown net of SBA-PPP loans that are guaranteed by the SBA.

® $32,418 $32,845 $32,792 $33,181 $32,690 $19,072 $19,501 $20,152 $20,327 $20,793 $9,731 $9,735 $9,771 $9,651 $9,802 $531 $496 $463 $433 $397$3,084 $3,113 $2,406 $2,770 $1,698 Commercial Consumer PCD loans SBA-PPP 2Q20 3Q20 4Q20 1Q21 2Q21 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 Loan Composition ($ in millions) Loans and Leases 9 9.5% 1.5% 29.6% 59.4% 7.3% 1.4% 29.8% 61.5% 8.3% 1.3% 29.1% 61.3% 5.2% 1.2% 30.0% 63.6% Highlights Year to Date Annualized and Year over Year Growth Total Loans 2Q21 vs. 1Q21: (5.9)% Adjusted Loans(1) 2Q21 vs. 1Q21: 7.0% Total Loans 2Q21 vs. 2Q20: 0.8% Adjusted Loans(1) 2Q21 vs. 2Q20: 5.1% 2Q21 vs. 1Q21 ▪ Loans decreased $491 million, or by 5.9% on an annualized basis primarily due to a $1.1 billion net decrease in SBA-PPP loans, partially offset by $581 million in organic growth driven primarily by owner occupied commercial mortgage loans. 2Q21 vs. 2Q20 ▪ Loans increased $272 million, or by 0.8% primarily due to $1.7 billion in organic growth driven primarily by owner occupied commercial mortgage loans, partially offset by a $1.4 billion net decrease in SBA-PPP loans as forgiveness payments outpaced fundings. Year to Date Annualized and Year over Year Growth Total Loans 2Q21 vs. 1Q21: (3.0)% Adjusted Loans(1) 2Q21 vs. 1Q21: 3.5% Total Loans 2Q21 vs. 2Q20: 0.8% Adjusted Loans(1) 2Q21 vs. 2Q20: 5.1% 2Q21 vs. 1Q21 ▪ Loans increased $(0.5) billion, or by (3.0)% on an annualized basis, primarily due to $(1.1) billion in SBA-PPP loans and $0.6 billion in organic growth. ▪ Excluding the net impact of SBA-PPP loans, divestitures, and acquisitions, total loan growth was $0.6 billion, or 3.5% annualized. ▪ Commercial loan growth was driven primarily by an increase in owner-occupied commercial real estate. 9.5% 1.6% 30.0% 58.9% Quarter to Date Annualized and Year over Year Growth Total Loans 2Q21 vs. 1Q21: (5.9)% Adjusted Loans(1) 2Q21 vs. 1Q21: 7.0% Total Loans 2Q21 vs. 2Q20: 0.8% Adjusted Loans(1) 2Q21 vs. 2Q20: 5.1% 2Q21 vs. 1Q21 ▪ Loans decreased $492 million, or by 0.6% on an annualized basis, primarily due to $1,071 million in SBA-PPP loan forgiveness, partially offset by $580 million in organic growth. ▪ Commercial loan growth was driven primarily by owner-occupied commercial real estate loans. Loan category totals might not foot due to rounding. (1) Adjusted for SBA-PPP. (2) Acquired banks include Gwinnett. 1.6% 30.0% 58.8% 1Q20 Loan category totals might not foot due to rounding. (1) Adjusted for SBA-PPP. This is a Non-GAAP measure. For a reconciliation of this measure to the most directly comparable GAAP measure, please see the Appendix.

® 10 ▪ Net interest margin decreased 12 bps from 2.80% to 2.68%. Core net interest margin decreased 12 bps from 2.62% to 2.50%. The largest impacts were lower yields on interest earning assets and increased debt volume, partially offset by increased PCD portfolio income. ▪ Yield on Non-PCD loans and leases decreased 6 bps from 3.84% to 3.78% primarily due to lower yields on commercial and business loans (-7 bps), residential (-7 bps), equity lines (-4 bps), leases (-2 bps), and the remaining loan categories (-4 bps), partially offset by yields on acquired* loans and leases (+19 bps). ▪ Yield on investments increased 8 bps from 1.27% to 1.35%. ▪ Yield on interest earning assets decreased 13 bp from 2.93% to 2.80%. ▪ Rate on interest bearing liabilities decreased (2) bps from 0.23% to 0.21% primarily due to deposits from acquired* banks (+6 bps) and borrowings (+4 bps), partially offset by time deposit rate decreases (-5 bps) and money market rate decreases (-1 bps). Nonperforming Assets & Ratio (1) Provision for Credit Losses $ in th ou sa nd s $7,361 $2,556 $5,025 $2,689 $1,954 0.10% 0.03% 0.07% 0.04% 0.03% NCO $ NCO Ratio 2Q20 3Q20 4Q20 1Q21 2Q21 $0 $2,500 $5,000 $7,500 $10,000 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% Net Charge-Offs (NCO) & Ratio (1) $ in th ou sa nd s $251,641 $239,243 $242,373 $243,046 $231,149 0.86% 0.80% 0.80% 0.80% 0.74% Nonperforming $ Nonperforming Ratio 2Q20 3Q20 4Q20 1Q21 2Q21 $0 $100,000 $200,000 $300,000 $400,000 0.00% 0.50% 1.00% 1.50% 2.00% Quarterly Credit Quality Trends $ in th ou sa nd s $222,450 $223,936 $224,314 $210,651 $189,094 $195,522 $198,809 $200,327 $187,716 $170,354 $26,928 $25,127 $23,987 $22,935 $18,740 0.76% 0.75% 0.74% 0.69% 0.61% Non-PCD ACL PCD ACL Allowance Ratio 2Q20 3Q20 4Q20 1Q21 2Q21 $125,000 $150,000 $175,000 $200,000 $225,000 $250,000 0.00% 1.00% 2.00% 3.00% 4.00% Allowance & Allowance Ratio (1) ▪ Quarterly net charge-offs remain low and decreased from the previous quarter. ▪ Provision for 1Q21 was favorably impacted by improving macroeconomic outlooks and continued low net charge-offs. ▪ Nonperforming assets remain stable. $20,552 $4,042 $5,403 $(10,974) $(19,603)Provision Expense/(Credit) (1) Net charge-off, allowance, and nonperforming asset ratios exclude SBA-PPP loans. (1) Net charge-off, allowance, and nonperforming asset ratios exclude SBA-PPP loans. For a reconciliation of this measure to the most directly comparable GAAP measure, please see appendix. $ in th ou sa nd s $20,552 $4,042 $5,403 $(10,974) $(19,603) Provision for Credit Losses 2Q20 3Q20 4Q20 1Q21 2Q21 $(30,000) $(20,000) $(10,000) $0 $10,000 $20,000 $30,000 (1) Net charge-off, allowance, and nonperforming asset ratios exclude SBA-PPP loans. This is a Non-GAAP measure. For a reconciliation of this measure to the most directly comparable GAAP measure, please see the appendix. * *On Day 1 of CECL adoption (January 1, 2020), ACL was 0.65% of total loans.

® $ in thousands Non-PCD PCD Total ACL as of December 31, 2020 $ 200,327 $ 23,987 $ 224,314 Charge-offs (14,872) (1,219) (16,091) Recoveries 8,527 2,921 11,448 Net (charge-offs) recoveries $ (6,345) $ 1,702 $ (4,643) Provision for credit losses (23,628) (6,949) (30,577) ACL as of June 30, 2021 $ 170,354 $ 18,740 $ 189,094 11 Highlights (1) Ratios exclude SBA-PPP loans. Allowance for Credit Losses (ACL) 2Q20 3Q20 4Q20 1Q21 2Q21 ACL to Non-PCD loans 0.68% 0.68% 0.67% 0.63% 0.56 % ACL to PCD loans 5.07 5.07 5.18 5.30 4.73 Allowance for credit loss (ACL) ratio 0.76% 0.75% 0.74% 0.69% 0.61 % Net charge-off (NCO) ratio 0.10% 0.03% 0.07% 0.04% 0.03 % Coverage ratio (ACL ratio / NCO ratio) 7.60 25.00 10.57 17.25 20.33 Allowance Rollforward 4Q20 1Q21 2Q21 3Q21 4Q21 GDP (Real GDP) 18,721 18,886 19,044 19,198 19,361 GDP (Change % Y/Y) -2.77% -0.65% 10.06% 3.31% 3.42 % Unemployment 7.01% 7.24% 6.58% 6.64% 6.16 % Credit Quality Ratios (1) ▪ Portfolio remains stable with strong credit quality. ▪ Net charge-off (NCO) ratio (1) is near historic lows at 3 bps, down 1 bp from 1Q21 and down 7 bps from 2Q20. ▪ Provision credit of $30.6 million in YTD21 was driven primarily by $35.2 million in reserve release due to improved macroeconomic factors, partially offset by net charge-offs of $4.6 million. (1) Ratios exclude SBA-PPP loans. For a reconciliation of this measure to the most directly comparable GAAP measure, please see appendix. (1) Ratios exclude SBA-PPP loans. This is a Non-GAAP measure. For a reconciliation of this measure to the most directly comparable GAAP measure, please see the appendix.

® Deposits Deposit Composition ($ in millions) Highlights Year to Date Annualized and Year over Year Growth Total Deposits 2Q21 vs. 1Q21: 9.2% Total Deposits 2Q21 vs. 2Q20: 16.7% 2Q21 vs. 1Q21 ▪ Deposits increased $1.1 billion, or by 9.2% on an annualized basis driven primarily by growth in checking with interest accounts of $557 million and demand deposits of $459 million. 2Q21 vs. 2Q20 ▪ Deposits increased $6.9 billion, or by 16.7% primarily due to organic growth and the effects of government stimulus. ▪ Increase was driven by increases in demand deposits of $2.8 billion, checking with interest accounts of $2.3 billion, money market accounts of $1.5 billion, and savings accounts of $902 million, partially offset by a decrease in time deposits of $656 million. ▪ Since 2Q20, approximately $1.2 billion for SBA-PPP loan fundings and $1.1 billion for stimulus checks have been deposited into customer accounts. 12 $41,479 $42,251 $43,432 $47,331 $48,411 $18,149 $18,235 $18,014 $20,515 $20,974 $9,056 $9,356 $10,592 $10,820 $11,377 $10,997 $11,520 $11,937 $13,267 $13,439$3,277 $3,140 $2,889 $2,729 $2,621 Demand deposits Checking with interest Money market & savings Time deposits 2Q20 3Q20 4Q20 1Q21 2Q21 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 5.4% 27.8% 23.5% 43.3% 5.8% 28.0% 22.9% 43.3% 6.6% 27.5% 24.4% 41.5% 7.4% 27.3% 22.1% 43.2% Year to Date Annualized and Year over Year Growth Total Deposits 2Q21 vs. 2Q20: 23.1% Adjusted Deposits(1) 2Q21 vs. 2Q20: 21.2% Total Deposits 2Q21 vs. 2Q20: 16.7% Adjusted Deposits(1) 2Q21 vs. 2Q20: 13.6% 2Q21 vs. 2Q20 ▪ Increase of $5.0 billion, or by 23.1% on an annualized basis, driven by a $3.0 billion or 33.1% annualized increase in demand deposits. ▪ Excluding the net impact of estimated SBA-PPP deposits totaling $— billion, deposits acquired from Gwinnett of , and deposits sold as part of the Entegra branch divestiture of , total deposits grew by $5.0 billion, or by 21.2% on an annualized basis. Quarter to Date Annualized and Year over Year Growth Total Deposits 2Q21 vs. 1Q21: 9.2% Total Deposits 2Q21 vs. 1Q21: 23.1% Total Deposits 2Q21 vs. 2Q20: 16.7% Adjusted Deposits(1) 2Q21 vs. 2Q20: 13.6% 2Q21 vs. 1Q21 ▪ Increase of $1.1 billion, or by 9.2% on an annualized basis, driven primarily by a $0.6 billion increase in checking with interest accounts. ▪ Since 1Q21, we have deposited approximately $1.2 billion for SBA-PPP loan fundings and $1.1 billion for stimulus checks into our customers accounts ▪ Increase was driven by increases in demand deposits of $3.0 billion, money market accounts of $921 million, checking with interest accounts of $785 million, and savings accounts of $581 million, partially offset by a decrease in time deposits of $268 million. 7.9% \ 26.5% 21.8% 43.8% Deposit category totals might not foot due to rounding. (1) Adjusted for SBA-PPP. (2) Acquired banks include Gwinnett. 7.9% 26.5% 21.8% 43.8% for mar20 ▪ Increase of $1,080 million, or by 23.1% on an annualized basis, driven primarily by a $557 million increase in checking with interest accounts and a $921 million increase in money market accounts.

® Highlights 13 Funding Mix Change vs. 2Q21 1Q21 4Q20 3Q20 2Q20 1Q21 2Q20 Total deposits $ 48,411 96.2% $ 47,331 96.1% $ 43,432 95.8% $ 42,251 95.6% $ 41,479 95.4% $ 1,080 $ 6,932 Securities sold under customer repurchase agreements 693 1.4 681 1.4 641 1.4 694 1.6 740 1.7 12 (47) FHLB advances 647 1.3 649 1.3 655 1.5 655 1.5 658 1.5 (2) (11) Subordinated debt 497 1.0 497 1.0 505 1.1 504 1.1 504 1.2 — (7) Unsecured borrowings 80 0.1 84 0.2 88 0.2 93 0.2 97 0.2 (4) (17) Total deposits and borrowed funds $ 50,328 100.0% $ 49,242 100.0% $ 45,321 100.0% $ 44,197 100.0% $ 43,478 100.0% $ 1,086 $ 6,850 0.18% 0.13% 0.10% 0.08% 0.07% 0.32% 0.23% 0.18% 0.14% 0.13% 0.42% 0.32% 0.27% 0.23% 0.21% Cost of Deposits Cost of Interest-Bearing Deposits Cost of Interest-Bearing Liabilities QTD 2Q20 QTD 3Q20 QTD 4Q20 QTD 1Q21 QTD 2Q21 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 2Q21 vs. 1Q21 ▪ No noteworthy changes in funding mix or cost of interest bearing liabilities. 2Q21 vs. 2Q20 ▪ No noteworthy changes in funding mix. ▪ Cost of interest-bearing liabilities decreased 21 bps driven by maturing time deposits and a reduction in money market rates. ▪ Total cost of deposits decreased 11 bps due to the decline in cost of interest-bearing deposits. Summary ($ in millions) Cost of Funds

® Capital Ratios ▪ Capital levels remain strong and in excess of the capital conservation buffer. ▪ Year-to-date net income before preferred dividends of $300.1 million contributed to a 91 bps increase in risk-based capital ratios. ▪ Tangible book value continues to grow supported by strong core earnings. Risk-Based Capital Tier 1 Total Tier 1 CET1 Leverage December 31, 2020 13.81% 11.63% 10.61% 7.86 % Net income 0.91 0.91 0.91 0.61 Change in RWA or AA (2) (0.43) (0.37) (0.34) (0.77) Common dividends (0.03) (0.03) (0.03) (0.02) Preferred dividends (0.03) (0.03) (0.03) (0.02) Other (0.08) 0.02 0.02 0.01 June 30, 2021 14.15% 12.13% 11.14% 7.67 % Change since Q4 2020 0.34% 0.50% 0.53% (0.19) % 14 Highlights (1) Capital amounts and ratios for 2Q21 are preliminary. (2) RWA: risk-weighted assets. AA: average assets. RWA impacts total, tier 1, and CET1 risk-based capital ratios. AA impacts tier 1 leverage ratio. (3) This is a Non-GAAP measure. For a reconciliation of this measure to the most directly comparable GAAP measure, please see the appendix. 10.32% 10.43% 10.61% 11.00% 11.14% 13.63% 13.70% 13.81% 14.14% 14.15% 11.38% 11.48% 11.63% 12.02% 12.13% CET1 Tier 1 Total 2Q20 3Q20 4Q20 1Q21 2Q21 0.00% 5.00% 10.00% 15.00% Trending Risk-Based Capital Ratios Capital Ratio Rollforward (1) $367.57 $380.43 $396.21 $405.59 $421.39 $328.44 $341.21 $357.35 $367.07 $383.19 BVPS TBVPS 2Q20 3Q20 4Q20 1Q21 2Q21 $275 $300 $325 $350 $375 $400 $425 Book Value and Tangible Book Value Per Share (3)

® 15 CIT Merger Update

Appendix

® ▪ The first round of the SBA-PPP loan program provided loans totaling $3.2 billion to approximately 23,000 customers. ▪ The interest rate for the first round was 1.00% and the repayment period was 24 months. ▪ Total fees, net of origination expenses, were $110.1 million, equating to a weighted average fee of 3.65%. ▪ The second round of the SBA-PPP loan program provided loans totaling $1.2 billion to approximately 12,000 customers. ▪ The interest rate for the second round is also 1.00% and the repayment period is 60 months. ▪ Total fees, net of origination expenses, through June 2021 were $59.3 million, equating to a weighted average fee of 4.90%. ▪ For the second round, fee income is based on the size of the loan and ranges from 1% to 5% of the originated loan balance for loans greater than $50,000. For loans less than $50,000, the fee is calculated as 50% of the originated loan balance or $2,500, whichever is less. Highlights Paycheck Protection Program 17 ▪ The first round of the SBA-PPP loan program provided loans totaling $3.2 billion to approximately 23,000 customers. The second round of the SBA-PPP loan program began in January 2021 and has provided loans totaling $1.1 billion to approximately 9,600 customers as of March 2021. ▪ The interest rate for both rounds was/is 1.00%, while the repayment period was 24 months for Round 1 loans and is 60 months for Round 2. ▪ Round 1 total fees, net of origination expenses, were $110.1 million, with a weighted average fee of 3.65% (fees on loans ranged from 1% - 5% depending on size). This fee is being recognized as part of interest income using the effective yield method over the contractual loan lives. ▪ Round 2 total fees, net of origination expenses, through March 2021 were $49.9 million, with a weighted average fee of 4.71%. Fee income is based on the size of the loan and ranges from 1% to 5% of the originated loan balance for loans greater than $500,000. For loans less than $500,000, the fee is calculated as 50% of the originated loan balance or $2,500, whichever is less. Financial Highlights ($ in thousands) Round 1 Round 2 Total Loan balance net of fees $ 525,301 $ 1,173,115 $ 1,698,416 Origination fees $ 117,208 $ 60,036 $ 177,244 Origination costs 7,100 703 7,803 Total net fee income $ 110,108 $ 59,333 $ 169,441 Net fee income earned to date $ 107,504 $ 7,082 $ 114,586 Interest income earned to date 29,519 4,111 33,630 Interest and fee income earned to date $ 137,023 $ 11,193 $ 148,216 * June 30, 2021 Number of Applications % Loan Amount % Received by FCB 20,802 89.3% $ 2,933,046 91.3 % Submitted to SBA 20,627 88.6 2,842,312 88.5 Approved by SBA 20,365 87.4 2,767,706 86.2 Funds received 19,695 84.5 2,642,638 82.3 Round 1 Forgiveness Status ($ in thousands) * Year-to-date interest and fee income on SBA-PPP loans totaled $58.1 million. Round 1 & 2 Highlights

® Quarter-to-Date INCOME STATEMENT DATA June 30, March 31, December 31, September 30, June 30, In thousands 2021 2021 2020 2020 2020 Pre-Provision Net Revenue Income before income taxes $ 198,568 $ 191,349 $ 174,705 $ 178,527 $ 190,565 Provision for credit losses (19,603) (10,974) 5,403 4,042 20,552 Pre-provision net revenue $ 178,965 $ 180,375 $ 180,108 $ 182,569 $ 211,117 Other Income (non-core) Securities gains (losses) $ 15,830 $ 9,207 $ 5,281 $ 21,425 $ 13,752 Fair value adjustments on equity securities 11,654 16,011 18,934 (2,701) 64,570 Gain (loss) on extinguishment of debt — (17) — — — Other income (non-core) $ 27,484 $ 25,201 $ 24,215 $ 18,724 $ 78,322 Other Expenses (non-core) Merger-related expense $ 5,769 $ 6,819 $ 5,342 $ 3,507 $ 4,369 Amortization of core deposit and other intangible assets 3,082 3,328 3,540 3,752 3,956 Other expenses (non-core) $ 8,851 $ 10,147 $ 8,882 $ 7,259 $ 8,325 Reconciliation of GAAP to Non-GAAP Measures 18

® Quarter-to-Date INCOME STATEMENT DATA June 30, March 31, December 31, September 30, June 30, In thousands 2021 2021 2020 2020 2020 Adjusted Noninterest Income Total noninterest income $ 134,150 $ 136,649 $ 126,765 $ 120,572 $ 165,402 Less: Securities gains (losses) 15,830 9,207 5,281 21,425 13,752 Less: Fair value adjustments on equity securities 11,654 16,011 18,934 (2,701) 64,570 Less: Gain (loss) on extinguishment of debt — (17) — — — Adjusted noninterest income $ 106,666 $ 111,448 $ 102,550 $ 101,848 $ 87,080 Adjusted Noninterest Expense Total noninterest expense $ 301,578 $ 295,926 $ 305,373 $ 291,662 $ 291,679 Less: Merger-related expense 5,769 6,819 5,342 3,507 4,369 Less: Amortization of core deposit and other intangible assets 3,082 3,328 3,540 3,752 3,956 Adjusted noninterest expense $ 292,727 $ 285,779 $ 296,491 $ 284,403 $ 283,354 Efficiency Ratio Adjusted noninterest expense (numerator) $ 292,727 $ 285,779 $ 296,491 $ 284,403 $ 283,354 Net interest income 346,393 339,652 358,716 353,659 337,394 Adjusted noninterest income 106,666 111,448 102,550 101,848 87,080 Net revenue (denominator) $ 453,059 $ 451,100 $ 461,266 $ 455,507 $ 424,474 Efficiency ratio 64.61% 63.35% 64.28% 62.44% 66.75 % Reconciliation of GAAP to Non-GAAP Measures 19

® BALANCE SHEET DATA June 30, March 31, December 31, September 30, June 30, In millions 2021 2021 2020 2020 2020 SBA-PPP Impact on Loans and Deposits Total loans $ 32,690 $ 33,181 $ 32,792 $ 32,845 $ 32,418 SBA-PPP loans 1,698 2,770 2,406 3,113 3,084 Loans excluding SBA-PPP $ 30,992 $ 30,411 $ 30,386 $ 29,732 $ 29,334 Average loans $ 33,042 $ 32,970 $ 32,854 $ 32,578 $ 31,539 Average SBA-PPP loans 2,323 2,645 2,842 3,097 1,916 Average loans excluding SBA-PPP $ 30,719 $ 30,325 $ 30,012 $ 29,481 $ 29,623 Allowance for Credit Loss Ratios Allowance Ratio Total allowance for credit losses $ 189 $ 211 $ 224 $ 224 $ 222 Total loan balance excluding SBA-PPP 30,992 30,411 30,386 29,732 29,334 Allowance ratio excluding SBA-PPP 0.61% 0.69% 0.74% 0.75% 0.76 % Non-PCD allowance for credit losses $ 170 $ 188 $ 200 $ 199 $ 196 Non-PCD loan balance excluding SBA-PPP 30,595 29,978 29,923 29,236 28,804 Non-PCD allowance ratio excluding SBA-PPP 0.56% 0.63% 0.67% 0.68% 0.68 % Nonperforming Assets Ratio Nonperforming assets $ 231 $ 243 $ 242 $ 239 $ 252 Loan balance excluding SBA-PPP 30,992 30,411 30,386 29,732 29,334 Other real estate owned (OREO) 44 49 50 53 54 Loan balance excluding SBA-PPP & OREO (denominator) 31,036 30,460 30,436 29,785 29,388 Non-Performing assets ratio excluding SBA-PPP 0.74% 0.80% 0.80% 0.80% 0.86 % Net Charge-Off Ratio Net charge-offs $ 2 $ 3 $ 5 $ 3 $ 7 Average loan balance excluding SBA-PPP 30,719 30,325 30,012 29,481 29,623 Net charge-off ratio excluding SBA-PPP 0.03% 0.04% 0.07% 0.03% 0.10 % Reconciliation of GAAP to Non-GAAP Measures 20

® BALANCE SHEET DATA June 30, March 31, December 31, September 30, June 30, In millions 2021 2021 2020 2020 2020 Common Equity and Tangible Common Equity Shareholders' equity $ 4,476 $ 4,322 $ 4,229 $ 4,074 $ 3,991 Preferred stock (340) (340) (340) (340) (340) Common equity 4,136 3,982 3,889 3,734 3,651 Goodwill (350) (350) (350) (350) (350) Core deposit and other intangible assets (25) (28) (31) (35) (38) Total tangible common equity $ 3,761 $ 3,604 $ 3,508 $ 3,349 $ 3,263 Return on Average Tangible Common Shareholder's Equity Net income available to common shareholders $ 148,152 $ 142,680 $ 133,448 $ 138,048 $ 148,996 Average shareholders' equity $ 4,398,173 $ 4,275,204 $ 4,126,095 $ 4,019,075 $ 3,988,225 Average preferred stock 339,937 339,937 339,937 339,937 339,939 Average common shareholders' equity 4,058,236 3,935,267 3,786,158 3,679,138 3,648,286 Average goodwill 350,298 350,298 350,298 350,298 349,999 Average core deposit and other intangible assets 26,493 29,820 33,043 36,877 40,693 Average tangible common shareholders' equity $ 3,681,445 $ 3,555,149 $ 3,402,817 $ 3,291,963 $ 3,257,594 Return on average tangible common shareholders' equity 16.14% 16.28% 15.60% 16.68% 18.40 % Reconciliation of GAAP to Non-GAAP Measures 21

® PER SHARE DATA June 30, March 31, December 31, September 30, June 30, In thousands (excl. per share data) 2021 2021 2020 2020 2020 Book Value Per Share Total shareholders' equity $ 4,476,490 $ 4,321,400 $ 4,229,268 $ 4,074,415 $ 3,991,444 Preferred stock (339,937) (339,937) (339,937) (339,937) (339,937) Total common equity $ 4,136,553 $ 3,981,463 $ 3,889,331 $ 3,734,478 $ 3,651,507 Shares outstanding 9,816,405 9,816,000 9,816,000 9,816,000 9,934,000 Book value per share $ 421.39 $ 405.59 $ 396.21 $ 380.43 $ 367.57 Tangible Book Value Per Share Total shareholders' equity $ 4,476,490 $ 4,321,400 $ 4,229,268 $ 4,074,415 $ 3,991,444 Preferred stock (339,937) (339,937) (339,937) (339,937) (339,937) Goodwill (350,298) (350,298) (350,298) (350,298) (350,298) CDI and other intangibles (24,737) (27,819) (31,147) (34,687) (38,439) Tangible equity $ 3,761,518 $ 3,603,346 $ 3,507,886 $ 3,349,493 $ 3,262,770 Shares outstanding 9,816,405 9,816,000 9,816,000 9,816,000 9,934,000 Tangible book value per share $ 383.19 $ 367.07 $ 357.35 $ 341.21 $ 328.44 Reconciliation of GAAP to Non-GAAP Measures 22